UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-06669

Name of Fund:  BlackRock Fundamental Growth Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock Fundamental Growth Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/06

Date of reporting period: 09/01/05 - 08/31/06

Item 1 -   Report to Stockholders


ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


BlackRock
Fundamental Growth Fund, Inc.


ANNUAL REPORT   AUGUST 31, 2006


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


BlackRock Fundamental Growth Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS...logo)
It's Fast, Convenient, & Timely!
To sign up today, go to www.blackrock.com/edelivery.



BlackRock Fundamental Growth Fund, Inc.


Portfolio Information as of August 31, 2006


                                               Percent of
Ten Largest Holdings                           Net Assets

Exxon Mobil Corp.                                  4.4%
The Procter & Gamble Co.                           4.0
General Electric Co.                               3.7
Alcon, Inc.                                        3.1
WellPoint, Inc.                                    3.0
Altria Group, Inc.                                 2.5
Praxair, Inc.                                      2.5
PepsiCo, Inc.                                      2.3
Bank of America Corp.                              2.3
Air Products & Chemicals, Inc.                     2.1



                                               Percent of
Five Largest Industries                        Net Assets

Energy Equipment & Services                        8.6%
Oil, Gas & Consumable Fuels                        7.5
Health Care Providers & Services                   6.6
IT Services                                        6.1
Diversified Financial Services                     5.8



                                               Percent of
                                                 Total
Sector Representation                         Investments

Health Care                                       16.7%
Information Technology                            13.9
Energy                                            13.8
Industrials                                        9.8
Consumer Staples                                   9.3
Financials                                         8.3
Consumer Discretionary                             6.3
Materials                                          4.7
Other*                                            17.2

 * Includes portfolio holdings in short-term investments.

   For Fund compliance purposes, the Fund's industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry and sector sub-classifications for reporting ease.



Important Tax Information


The following information is provided with respect to the ordinary income distribution paid by BlackRock Fundamental Growth Fund, Inc. to shareholders of record on October 11, 2005:

Qualified Dividend Income for Individuals                                       100%
Dividends Qualifying for the Dividends Received Deduction for Corporations      100%


Change in Fund's Independent Registered Public Accounting Firm


On August 28, 2006, Ernst & Young LLP ("E&Y") resigned as the Independent Registered Public Accounting Firm of BlackRock Fundamental Growth Fund, Inc. (the "Fund").

E&Y's reports on the financial statements of the Fund for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the two most recent fiscal years and through August 28, 2006 (1) there were no disagreements with E&Y on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure, whereby such disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years; and (2) there have been no reportable events (as defined in item 304(a)(1)(v) of Regulation S-K).

The Audit Committee of the Fund's Board of Directors approved the engagement of Deloitte & Touche llp as the Fund's Independent Registered Public Accounting Firm for the fiscal year ended August 31, 2006.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2006



A Letter to Shareholders


Dear Shareholder

It is my pleasure to welcome you to BlackRock.

On September 29, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch Investment Managers, L.P. ("MLIM") united to form one of the largest asset management firms in the world. Now with more than $1 trillion in assets under management, over 4,000 employees in 18 countries and representation in key markets worldwide, BlackRock's global presence means greater depth and scale to serve you.

The new BlackRock unites some of the finest money managers in the industry. Our ranks include more than 500 investment professionals globally - portfolio managers, research analysts, risk management professionals and traders. With offices strategically located around the world, our investment professionals have in-depth local knowledge and the ability to leverage our global presence and robust infrastructure to deliver focused investment solutions. BlackRock's professional investors are supported by disciplined investment processes and best-in-class technology, ensuring that our portfolio managers are well equipped to research, uncover and capitalize on the opportunities the world's markets have to offer.

The BlackRock culture emphasizes excellence, teamwork and integrity in the management of a variety of equity, fixed income, cash management, alternative investment and real estate products. Our firm's core philosophy is grounded in the belief that experienced investment and risk professionals using disciplined investment processes and sophisticated analytical tools can consistently add value to client portfolios.

As you probably are aware, former MLIM investment products now carry the "BlackRock" name. This is reflected in newspapers and online fund reporting resources. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated to you, your funds maintain the same investment objectives that they did prior to the combination of MLIM and BlackRock. Importantly, this union does not affect your brokerage account or your relationship with your financial advisor. Clients of Merrill Lynch remain clients of Merrill Lynch.

We view this combination of asset management leaders as a complementary union that reinforces our commitment to shareholders. Individually, each firm made investment performance its single most important mission. Together, we are even better prepared to capitalize on market opportunities on behalf of our shareholders. Our focus on investment excellence is accompanied by an unwavering commitment to service, enabling us to assist clients, in cooperation with their financial professionals, in working toward their investment goals. We thank you for allowing us the opportunity, and we look forward to serving your investment needs in the months and years ahead as the new BlackRock.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Vice Chairman
BlackRock, Inc.


   Data, including assets under management, are as of June 30, 2006.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2006


A Discussion With Your Fund's Portfolio Manager


The Fund was able to outperform the S&P 500 Citigroup Growth Index and its comparable Lipper category average for the fiscal year amid a challenging environment for large cap growth stocks.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended August 31, 2006, BlackRock Fundamental Growth Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +7.00%, +6.15%, +6.15%, +7.22% and +6.70%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the benchmark Standard & Poor's (S&P) 500 Citigroup Growth Index returned +4.16% while the broader U.S. equity market, as measured by the S&P 500 Index, returned +8.88%. Fund returns for the 12-month period far outpaced the +1.86% average return of the Lipper Large Cap Growth Funds category, which represents the performance of actively managed large cap growth funds.

Large cap growth stocks continued to struggle during the fiscal year, marking some five years of challenging performance for the category. Small and mid-sized companies outperformed their larger counterparts for the first nine months of the year, and value outperformed growth for most of the 12 months. The large cap growth category started to show signs of outperformance late in the fiscal year as concerns over U.S. economic activity increased. Amid these conditions, we are pleased with the Fund's outperformance of its benchmark and Lipper category average.

In reviewing the past 12 months, market performance varied widely and was significantly influenced by shifting investor preferences. Economic growth rates that continued to come in above the long-term trend in the United States and other regions - particularly driven by China and India - contributed to high demand for energy and materials. This led to an extended, and perhaps speculative, upward price spiral in many of these inputs. After a strong start in 2006, a nearly 8% correction in the S&P 500 Index followed in early May, triggered by global liquidity concerns as many monetary authorities around the world adopted a decidedly "tighter" interest rate stance. In addition, they dramatically increased inflationary expectations among U.S. investors and growing uncertainty over the interest rate policy intentions of the Federal Reserve Board (the Fed) and new chairman Ben Bernanke contributed to an increase in risk premium levels and decreasing stock market valuations. Bernanke's challenge was to tactfully manage inflationary expectations without damaging underlying economic growth as the Fed neared the end of a two-year monetary tightening campaign.

While equity markets had retraced a significant portion of the sell-off by the end of August, a distinct change in market leadership ensued. The cyclically biased outperformance of the energy, industrials and materials sectors transitioned to a more risk-averse, defensive market posture where consumer staples, health care and financials performed well. As is typical with this type of market action, these notable changes in the equity market are more reflective of a shift in investor sentiment than any dramatic change in underlying fundamentals to date.


What factors most influenced Fund performance?

The Fund's strong relative performance is attributable to a combination of successful stock selection and favorable allocation weightings in the consumer discretionary and industrials sectors. Top performers in these two groups included hotel chain Wynn Resorts, specialty retailer Starbucks Corp., aerospace/defense contractor Lockheed Martin Corp. and industrial conglomerate 3M Co. In addition, a meaningful overweighting of the energy sector, particularly energy and equipment services holdings Schlumberger Ltd. and Baker Hughes, Inc., contributed significantly to Fund returns during the period, as did our position in Exxon-Mobil Corp. An underweight position in the information technology (IT) sector, coupled with a positive contribution from IT service provider Cognizant Technology Solutions Corp., also boosted Fund results. Finally, strong performance from specialty chemical companies Air Products & Chemicals Inc. and Praxair, Inc. added meaningfully to Fund returns.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2006



Offsetting the positives somewhat was the combination of poor stock selection and allocation decisions within the health care sector, particularly the underweighting of the pharmaceuticals industry. Performance among health care industries shifted during the fiscal year, challenging our positioning. Healthcare provider UnitedHealth Group, Inc. detracted from performance, as did our lack of pharmaceutical holdings earlier in the period. An underweight position in consumer staples and disappointing performance from consumer discretionary holdings Yahoo!, Inc. and Coach Inc. also detracted from returns.


What changes were made to the portfolio during the period?

We reduced the Fund's exposure to the industrials, health care and consumer discretionary sectors and reinvested the proceeds from our sales in the consumer staples, financials and IT sectors. While our energy position, as a percent of net assets, was unchanged, we experienced significant appreciation throughout the year and took select profits, especially in the energy equipment and services industry. These changes reflected our more cautious view of the U.S. economy, and were also related to individual security decisions.

Within industrials, we trimmed our position in General Electric Co. and eliminated industrial conglomerate 3M Co., aerospace and defense company Boeing Co. and heavy-machinery company Caterpillar, Inc. At the same time, we added industrial equipment company Emerson Electric Co. and engineering and construction companies Fluor Corp. and Jacobs Engineering Group, Inc. We sold Johnson & Johnson and healthcare equipment companies Medtronic, Varian Medical Systems and Waters for stock-specific reasons. We also sold Humana Inc. and replaced Caremark Rx, Inc. with Medco Health Solutions, Inc. In the pharmaceutical segment, we established positions in Novartis AG, GlaxoSmithKline Plc and Roche Holding AG.

In the consumer sectors, we eliminated consumer discretionary holdings Starwood Hotels and Wynn Resorts, Inc. and replaced specialty retailer Coach Inc. with drug retailer CVS Corp. in consumer staples. Also in staples, we added tobacco company Altria Group Inc. and increased our position in beverage company PepsiCo, Inc. Our holdings in financials were increased with the additions of JPMorgan Chase & Co., Bank of America Corp., Citigroup Inc., State Street Corp. and The Charles Schwab Corp. A more constructive view of the IT sector at the end of the fiscal year resulted in the additions of communications equipment companies Cisco Systems, Inc., QUALCOMM, Inc., Motorola, Inc. and Corning, Inc. Earlier in the period, we swapped Microsoft Corp. for offshore IT service companies Cognizant Technology Solutions Corp., Infosys Technologies Ltd., Satyam Computer Services Ltd. and Tata Consultancy Services Ltd.


How would you characterize the Fund's position at the close of the period?

While U.S. economic growth is slowing to a typical later-cycle trend rate of expansion (in the area of 2% - 3%), many other global economies continue to experience strong rates of growth. Specifically, growth in the Asia-Pacific region is expected to remain at high levels and growth in continental Europe is expected to improve at a faster rate than had been anticipated. This is an important consideration, as many of the Fund's investments are multinational companies that rely on the health of the global economy. Although we are not expecting a significant slowdown in the U.S. economy, we are cautious given the unfolding housing slowdown and the potential negative impact that higher energy prices could have on consumers' budgets and expectations.

At the close of the period, the Fund remained overweight in the energy, industrials and materials sectors. These have been long-term positions that were tactically reduced from peak levels earlier in the fiscal year. While our outlook continues to favor this posture and fundamentals remain intact, we have been responsive to the changed sentiment evident in the broader market. This has prompted us to decrease our underweight position in consumer staples, financials and IT. With regard to our IT exposure, we have increased our investments in key niche areas, such as wireless communication, networking infrastructure and IT services, based on an improved global outlook.


Thomas E. Burke, CFA
Vice President and Portfolio Manager


September 12, 2006


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2006



Performance Data


About Fund Performance


The Fund has multiple classes of shares:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions). All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares are not subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results

                                                        6-Month           12-Month           10-Year
As of August 31, 2006                                 Total Return      Total Return       Total Return
Class A Shares*                                           -0.53%            +7.00%           +112.10%
Class B Shares*                                           -0.92             +6.15            + 99.31
Class C Shares*                                           -0.91             +6.15            + 96.16
Class I Shares*                                           -0.41             +7.22            +117.53
Class R Shares*                                           -0.62             +6.70            +108.39
S&P 500 (R) Index**                                       +2.79             +8.88            +134.70
S&P 500 Citigroup Growth Index***                         +0.70             +4.16            +101.54

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

 ** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

*** This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity
    "growth" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500
    Index that have been identified as being on the growth end of the growth-value spectrum.

    S&P 500 is a registered trademark of the McGraw-Hill Companies.


BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2006



Performance Data (concluded)


Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in Class A, Class B, Class C, Class I and Class R Shares*+ compared to a similar investment in S&P 500 Citigroup Growth Index+++ and S&P 500 Index++. Values illustrated are as follows:


Class A Shares*+

Date                                             Value

August 1996                                    $ 9,475.00
August 1997                                    $13,161.00
August 1998                                    $13,961.00
August 1999                                    $19,639.00
August 2000                                    $28,804.00
August 2001                                    $18,180.00
August 2002                                    $14,382.00
August 2003                                    $15,711.00
August 2004                                    $16,133.00
August 2005                                    $18,782.00
August 2006                                    $20,096.00


Class B Shares*+

Date                                             Value

August 1996                                    $10,000.00
August 1997                                    $13,795.00
August 1998                                    $14,514.00
August 1999                                    $20,259.00
August 2000                                    $29,486.00
August 2001                                    $18,469.00
August 2002                                    $14,488.00
August 2003                                    $15,705.00
August 2004                                    $16,001.00
August 2005                                    $18,628.00
August 2006                                    $19,931.00


Class C Shares*+

Date                                             Value

August 1996                                    $10,000.00
August 1997                                    $13,790.00
August 1998                                    $14,505.00
August 1999                                    $20,257.00
August 2000                                    $29,480.00
August 2001                                    $18,468.00
August 2002                                    $14,490.00
August 2003                                    $15,699.00
August 2004                                    $15,993.00
August 2005                                    $18,480.00
August 2006                                    $19,616.00


Class I Shares*+

Date                                             Value

August 1996                                    $10,000.00
August 1997                                    $13,924.00
August 1998                                    $14,812.00
August 1999                                    $20,896.00
August 2000                                    $30,718.00
August 2001                                    $19,441.00
August 2002                                    $15,410.00
August 2003                                    $16,880.00
August 2004                                    $17,381.00
August 2005                                    $20,287.00
August 2006                                    $21,753.00


Class R Shares*+

Date                                             Value

August 1996                                    $10,000.00
August 1997                                    $13,855.00
August 1998                                    $14,664.00
August 1999                                    $20,586.00
August 2000                                    $30,113.00
August 2001                                    $18,962.00
August 2002                                    $14,955.00
August 2003                                    $16,412.00
August 2004                                    $16,801.00
August 2005                                    $19,530.00
August 2006                                    $20,839.00


S&P 500 Citigroup Growth Index+++

Date                                             Value

August 1996                                    $10,000.00
August 1997                                    $14,417.00
August 1998                                    $15,947.00
August 1999                                    $24,276.00
August 2000                                    $31,136.00
August 2001                                    $19,080.00
August 2002                                    $14,733.00
August 2003                                    $16,655.00
August 2004                                    $17,860.00
August 2005                                    $19,349.00
August 2006                                    $20,154.00


S&P 500 Index++

Date                                             Value

August 1996                                    $10,000.00
August 1997                                    $14,065.00
August 1998                                    $15,203.00
August 1999                                    $21,258.00
August 2000                                    $24,727.00
August 2001                                    $18,696.00
August 2002                                    $15,332.00
August 2003                                    $17,182.00
August 2004                                    $19,150.00
August 2005                                    $21,555.00
August 2006                                    $23,470.00

  * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  + The Fund invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average growth rates in earnings.

 ++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

+++ This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "growth" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum.

    Past performance is not indicative of future results.



Average Annual Total Return


                                      Return Without     Return With
                                       Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 8/31/06                     +7.00%            +1.38%
Five Years Ended 8/31/06                   +2.02             +0.93
Ten Years Ended 8/31/06                    +7.81             +7.23



                                      Return Without     Return With
                                           CDSC           CDSC++++++
Class B Shares++

One Year Ended 8/31/06                     +6.15%            +2.15%
Five Years Ended 8/31/06                   +1.23             +0.84
Ten Years Ended 8/31/06                    +7.14             +7.14



                                      Return Without     Return With
                                           CDSC           CDSC++++++
Class C Shares++++

One Year Ended 8/31/06                     +6.15%         +5.15%
Five Years Ended 8/31/06                   +1.21          +1.21
Ten Years Ended 8/31/06                    +6.97          +6.97



Class I Shares                                              Return

One Year Ended 8/31/06                                       +7.22%
Five Years Ended 8/31/06                                     +2.27
Ten Years Ended 8/31/06                                      +8.08



Class R Shares                                              Return

One Year Ended 8/31/06                                       +6.70%
Five Years Ended 8/31/06                                     +1.91
Ten Years Ended 8/31/06                                      +7.62


     * Maximum sales charge is 5.25%.

    ** Assuming maximum sales charge.

    ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

  ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on March 1, 2006 and held through August 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value      March 1, 2006
                                                               March 1,          August 31,       to August 31,
                                                                 2006               2006               2006
Actual

Class A                                                         $1,000            $994.70             $ 5.33
Class B                                                         $1,000            $990.80             $ 9.13
Class C                                                         $1,000            $990.90             $ 9.28
Class I                                                         $1,000            $995.90             $ 4.07
Class R                                                         $1,000            $993.80             $ 6.68

Hypothetical (5% annual return before expenses)**

Class A                                                         $1,000           $1,019.86            $ 5.40
Class B                                                         $1,000           $1,016.03            $ 9.25
Class C                                                         $1,000           $1,015.87            $ 9.40
Class I                                                         $1,000           $1,021.12            $ 4.13
Class R                                                         $1,000           $1,018.50            $ 6.77

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.06% for Class A, 1.82% for Class B, 1.85% for Class C, .81% for Class I and 1.33% for Class R),
   multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


Proxy Results


During the six-month period ended August 31, 2006, BlackRock Fundamental Growth Fund, Inc.'s shareholders voted on the following proposals. Proposals 1 and 3 were approved at a shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:


                                                             Shares Voted       Shares Voted       Shares Voted
                                                                 For              Against            Abstain
1. To approve a new investment advisory agreement.            130,432,781        2,354,850           2,050,041
3. To approve a contingent subadvisory agreement.             130,235,662        2,515,221           2,086,789


BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2006



Schedule of Investments


                                                         Shares
Industry              Common Stocks                        Held        Value

Aerospace & Defense--2.8%

       Lockheed Martin Corp. (e)                      1,013,300   $  83,698,580
       United Technologies Corp.                        770,900      48,343,139
                                                                  -------------
                                                                    132,041,719

Beverages--2.3%

       PepsiCo, Inc.                                  1,692,600     110,492,928

Biotechnology--3.9%

       Amgen, Inc. (c)                                1,058,600      71,910,698
       Genentech, Inc. (c)(e)                         1,175,000      96,961,000
       Genzyme Corp. (c)                                199,141      13,189,108
                                                                  -------------
                                                                    182,060,806

Capital Markets--4.0%

       The Charles Schwab Corp.                       4,497,800      73,359,118
       Franklin Resources, Inc.                         555,500      54,666,755
       State Street Corp. (e)                           965,000      59,637,000
                                                                  -------------
                                                                    187,662,873

Chemicals--5.4%

       Air Products & Chemicals, Inc.                 1,529,900     101,417,071
       Nalco Holding Co. (c)                          2,017,100      37,538,231
       Praxair, Inc. (e)                              2,036,500     116,915,465
                                                                  -------------
                                                                    255,870,767

Communications Equipment--5.2%

       Cisco Systems, Inc. (c)                        3,300,000      72,567,000
       Corning, Inc. (c)                              3,345,000      74,392,800
       Motorola, Inc.                                 2,100,000      49,098,000
       QUALCOMM, Inc.                                 1,350,000      50,854,500
                                                                  -------------
                                                                    246,912,300

Construction & Engineering--1.1%

       Fluor Corp. (e)                                  324,000      28,000,080
       Jacobs Engineering Group, Inc. (c)(e)            259,600      22,608,564
                                                                  -------------
                                                                     50,608,644

Diversified Financial Services--5.8%

       Bank of America Corp.                          2,106,100     108,400,967
       Citigroup, Inc.                                1,608,500      79,379,475
       JPMorgan Chase & Co.                           1,825,000      83,329,500
                                                                  -------------
                                                                    271,109,942

Electrical Equipment--1.9%

       Emerson Electric Co. (e)                       1,074,000      88,229,100

Energy Equipment & Services--8.6%

       Baker Hughes, Inc. (e)                           631,500      44,950,170
       Grant Prideco, Inc. (c)(e)                     1,668,700      69,301,111
       Halliburton Co. (e)                            1,452,200      47,370,764
       National Oilwell Varco, Inc. (c)(e)            1,237,000      80,776,100
       Schlumberger Ltd. (e)                          1,509,300      92,520,090
       Transocean, Inc. (c)(e)                          683,200      45,603,600
       Weatherford International Ltd. (c)(e)            625,300      26,887,900
                                                                  -------------
                                                                    407,409,735

Food & Staples Retailing--2.0%

       CVS Corp. (e)                                  2,800,100      93,943,355

Health Care Equipment & Supplies--3.1%

       Alcon, Inc. (e)                                1,228,000     144,646,120



                                                         Shares
Industry              Common Stocks                        Held        Value

Health Care Providers & Services--6.6%

       Laboratory Corp. of America
         Holdings (c)                                   350,000   $  23,947,000
       Medco Health Solutions, Inc. (c)               1,526,700      96,746,979
       Quest Diagnostics, Inc.                          360,000      23,140,800
       Sierra Health Services, Inc. (c)                 657,100      28,189,590
       WellPoint, Inc. (c)(e)                         1,819,300     140,832,013
                                                                  -------------
                                                                    312,856,382

Hotels, Restaurants & Leisure--2.9%

       Starbucks Corp. (c)(e)                         2,725,600      84,520,856
       Yum! Brands, Inc. (e)                          1,071,400      52,370,032
                                                                  -------------
                                                                    136,890,888

Household Products--4.0%

       The Procter & Gamble Co.                       3,021,600     187,037,040

IT Services--6.1%

       Cognizant Technology Solutions
         Corp. (c)(e)                                 1,107,800      77,446,299
       Infosys Technologies Ltd.                      1,668,200      64,756,344
       Paychex, Inc.                                  1,400,000      50,274,000
       Satyam Computer Services Ltd.                  3,580,100      62,189,187
       Tata Consultancy Services Ltd.                 1,473,800      31,609,027
                                                                  -------------
                                                                    286,274,857

Industrial Conglomerates--3.7%

       General Electric Co.                           5,073,800     172,813,628

Internet Software & Services--3.9%

       Google, Inc. Class A (c)(e)                      244,700      92,626,291
       Yahoo!, Inc. (c)(e)                            3,138,400      90,448,688
                                                                  -------------
                                                                    183,074,979

Life Sciences Tools & Services--0.5%

       Covance, Inc. (c)(e)                             406,400      25,550,368

Machinery--1.9%

       ITT Corp.                                        967,800      47,373,810
       Pall Corp.                                     1,644,500      44,763,290
                                                                  -------------
                                                                     92,137,100

Media--1.5%

       Walt Disney Co. (e)                            2,434,700      72,188,855

Oil, Gas & Consumable Fuels--7.5%

       Exxon Mobil Corp.                              3,037,300     205,534,091
       Sunoco, Inc.                                     913,000      65,653,830
       Valero Energy Corp.                            1,407,800      80,807,720
                                                                  -------------
                                                                    351,995,641

Pharmaceuticals--5.4%

       GlaxoSmithKline Plc (a)                          425,000      24,131,500
       GlaxoSmithKline Plc                            2,625,000      74,298,105
       Novartis AG (a)                                  400,000      22,848,000
       Novartis AG Registered Shares                  1,495,000      85,180,868
       Roche Holding AG                                 263,500      48,491,950
                                                                  -------------
                                                                    254,950,423



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2006



Schedule of Investments (concluded)


                                                         Shares
Industry              Common Stocks                        Held        Value

Software--1.0%

       SAP AG (a)                                       975,000  $   46,546,500

Specialty Retail--1.9%

       Staples, Inc.                                  3,957,200      89,274,432

Textiles, Apparel & Luxury Goods--1.0%

       Nike, Inc. Class B                               589,400      47,599,944

Tobacco--2.5%

       Altria Group, Inc.                             1,429,500     119,406,135

       Total Common Stocks
       (Cost--$3,901,823,068)--96.5%                              4,549,585,461



   Beneficial
     Interest   Short-Term Securities                                  Value

 $194,899,513   Merrill Lynch Liquidity Series, LLC
                   Cash Sweep Series I, 5.11% (b)(d)             $  194,899,513
  750,742,700   Merrill Lynch Liquidity Series, LLC
                   Money Market Series, 5.33% (b)(d)(f)             750,742,700

                Total Short-Term Securities
                (Cost--$945,642,213)--20.0%                         945,642,213

Total Investments
(Cost--$4,847,465,281*)--116.5%                                   5,495,227,674
Liabilities in Excess of Other Assets--(16.5%)                    (777,429,871)
                                                                 --------------
Net Assets--100.0%                                               $4,717,797,803
                                                                 ==============


  * The cost and unrealized appreciation (depreciation) of investments as of August 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                $   4,848,540,006
                                                  =================
    Gross unrealized appreciation                 $     680,086,210
    Gross unrealized depreciation                      (33,398,542)
                                                  -----------------
    Net unrealized appreciation                   $     646,687,668
                                                  =================


(a) Depositary receipts.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                 Net           Interest
    Affiliate                                  Activity         Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                  $139,441,960     $6,080,554
    Merrill Lynch Liquidity Series, LLC
       Money Market Series                  $104,585,350     $1,121,393


(c) Non-income producing security.

(d) Represents the current yield as of August 31, 2006.

(e) Security, or a portion of security, is on loan.

(f) Security was purchased with the cash proceeds from securities loans.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets. These industry classifications are unaudited.

    See Notes to Financial Statements.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2006


Statement of Assets and Liabilities

As of August 31, 2006
Assets

       Investments in unaffiliated securities, at value (including securities loaned
       of $731,199,313) (identified cost--$3,901,823,068)                                                         $ 4,549,585,461
       Investments in affiliated securities, at value (identified cost--$945,642,213)                                 945,642,213
       Cash                                                                                                               200,455
       Receivables:
           Securities sold                                                                     $   226,632,156
           Dividends                                                                                 5,944,574
           Capital shares sold                                                                       3,364,434
           Securities lending                                                                          131,220        236,072,384
                                                                                               ---------------
       Prepaid expenses                                                                                                    52,371
                                                                                                                  ---------------
       Total assets                                                                                                 5,731,552,884
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                      750,742,700
       Deferred foreign capital gain tax                                                                                2,523,027
       Payables:
           Securities purchased                                                                    237,105,004
           Capital shares redeemed                                                                  18,044,204
           Investment adviser                                                                        2,150,796
           Distributor                                                                               1,834,206
           Other affiliates                                                                            915,117        260,049,327
                                                                                               ---------------
       Accrued expenses                                                                                                   440,027
                                                                                                                  ---------------
       Total liabilities                                                                                            1,013,755,081
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $ 4,717,797,803
                                                                                                                  ===============

Net Assets Consist of

       Class A Shares of Common Stock, $.10 par value, 300,000,000 shares authorized                              $     8,648,624
       Class B Shares of Common Stock, $.10 par value, 500,000,000 shares authorized                                    5,190,340
       Class C Shares of Common Stock, $.10 par value, 300,000,000 shares authorized                                    4,818,196
       Class I Shares of Common Stock, $.10 par value, 300,000,000 shares authorized                                    6,798,164
       Class R Shares of Common Stock, $.10 par value, 500,000,000 shares authorized                                      196,816
       Paid-in capital in excess of par                                                                             5,961,038,049
       Accumulated distributions in excess of investment income--net                           $     (247,679)
       Accumulated realized capital losses--net                                                (1,913,809,423)
       Unrealized appreciation--net                                                                645,164,716
                                                                                               ---------------
       Total accumulated losses--net                                                                              (1,268,892,386)
                                                                                                                  ---------------
       Net Assets                                                                                                 $ 4,717,797,803
                                                                                                                  ===============

Net Asset Value

       Class A--Based on net assets of $1,635,443,087 and 86,486,240 shares outstanding                           $         18.91
                                                                                                                  ===============
       Class B--Based on net assets of $896,006,961 and 51,903,400 shares outstanding                             $         17.26
                                                                                                                  ===============
       Class C--Based on net assets of $836,032,239 and 48,181,961 shares outstanding                             $         17.35
                                                                                                                  ===============
       Class I--Based on net assets of $1,315,682,994 and 67,981,642 shares outstanding                           $         19.35
                                                                                                                  ===============
       Class R--Based on net assets of $34,632,522 and 1,968,163 shares outstanding                               $         17.60
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2006


Statement of Operations

For the Year Ended August 31, 2006
Investment Income

       Dividends (net of $584,037 foreign withholding tax)                                                        $    61,435,575
       Interest from affiliates                                                                                         6,080,554
       Securities lending--net                                                                                          1,121,393
                                                                                                                  ---------------
       Total income                                                                                                    68,637,522
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $    30,948,101
       Account maintenance and distribution fees--Class B                                           10,633,620
       Account maintenance and distribution fees--Class C                                            8,293,174
       Account maintenance fees--Class A                                                             4,241,927
       Transfer agent fees--Class A                                                                  3,597,305
       Transfer agent fees--Class I                                                                  3,054,334
       Transfer agent fees--Class B                                                                  2,543,462
       Transfer agent fees--Class C                                                                  2,054,937
       Accounting services                                                                             780,704
       Custodian fees                                                                                  531,247
       Professional fees                                                                               362,724
       Printing and shareholder reports                                                                194,808
       Directors' fees and expenses                                                                    147,451
       Registration fees                                                                               144,634
       Account maintenance and distribution fees--Class R                                              138,368
       Transfer agent fees--Class R                                                                     59,354
       Pricing fees                                                                                      3,011
       Other                                                                                           161,552
                                                                                               ---------------
       Total expenses                                                                                                  67,890,713
                                                                                                                  ---------------
       Investment income--net                                                                                             746,809
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                        382,333,517
           Options written--net                                                                      1,982,918
           Foreign currency transactions--net                                                        (994,488)        383,321,947
                                                                                               ---------------

Change in unrealized appreciation/depreciation on:

           Investments--net (including $2,523,027 deferred foreign capital gain tax)              (43,320,215)
           Foreign currency transactions--net                                                         (74,650)       (43,394,865)
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                        339,927,082
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $   340,673,891
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2006


Statements of Changes in Net Assets
                                                                                                       For the Year Ended
                                                                                                           August 31,
Increase (Decrease) in Net Assets:                                                                   2006               2005
Operations

       Investment income--net                                                                  $       746,809    $    25,193,914
       Realized gain--net                                                                          383,321,947        287,074,286
       Change in unrealized appreciation/depreciation--net                                        (43,394,865)        485,339,356
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                        340,673,891        797,607,556
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net:
           Class A                                                                                (11,376,016)                 --
           Class C                                                                                   (221,265)                 --
           Class I                                                                                (13,212,756)                 --
           Class R                                                                                   (129,656)                 --
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                        (24,939,693)                 --
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                        (753,849,258)      (774,793,559)
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                   (438,115,060)         22,813,997
       Beginning of year                                                                         5,155,912,863      5,133,098,866
                                                                                               ---------------    ---------------
       End of year*                                                                            $ 4,717,797,803    $ 5,155,912,863
                                                                                               ===============    ===============
           * Accumulated distributions in excess of investment income/undistributed
             investment income--net                                                            $     (247,679)     $   24,939,367
                                                                                               ===============    ===============

             See Notes to Financial Statements.


BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2006


Financial Highlights

The following per share
data and ratios have been                  Class A                                                 Class B
derived from information
provided in the                  For the Year Ended August 31,                           For the Year Ended August 31,
financial statements.    2006      2005      2004     2003       2002        2006       2005       2004        2003     2002
Per Share Operating Performance

Net asset value,
beginning of year $   17.80   $   15.29  $   14.89  $   13.63   $   17.23  $   16.26  $   14.07  $   13.81   $   12.74  $   16.24
                  -------------------------------------------------------  ------------------------------------------------------
Investment income
(loss)--net**            .05        .12      (.06)      (.04)       (.05)      (.09)      (.01)      (.17)       (.13)      (.17)
Realized and
unrealized
gain (loss)--net        1.18       2.39        .46       1.30      (3.55)       1.09       2.20        .43        1.20     (3.33)
                  -------------------------------------------------------  ------------------------------------------------------
Total from
investment
operations              1.23       2.51        .40       1.26      (3.60)       1.00       2.19        .26        1.07     (3.50)
                  -------------------------------------------------------  ------------------------------------------------------
Less dividends
from investment
income--net            (.12)         --         --         --          --         --         --         --          --         --
                  -------------------------------------------------------  ------------------------------------------------------
Net asset value,
end of year       $    18.91  $   17.80  $   15.29  $   14.89   $   13.63  $   17.26  $   16.26  $   14.07   $   13.81  $   12.74
                  =======================================================  ======================================================

Total Investment Return*

Based on net asset
value per share      7.00%++     16.42%      2.69%      9.24%    (20.89%)    6.15%++     15.57%      1.88%       8.40%   (21.55%)
                  =======================================================  ======================================================

Ratios to Average Net Assets

Expenses               1.12%      1.16%      1.16%      1.18%       1.18%      1.90%      1.94%      1.93%       1.97%      1.96%
                  =======================================================  ======================================================
Investment income
(loss)--net             .24%       .71%     (.38%)     (.29%)      (.33%)     (.55%)     (.05%)    (1.16%)     (1.08%)    (1.10%)
                  =======================================================  ======================================================

Supplemental Data

Net assets, end
of year
(in thousands)    $1,635,443 $1,651,135 $1,587,995 $1,544,751  $1,384,765  $ 896,007 $1,193,442 $1,445,258  $1,685,904 $1,802,731
                  =======================================================  ======================================================
Portfolio turnover    60.14%     87.68%     78.23%    108.34%      92.35%     60.14%     87.68%     78.23%     108.34%     92.35%
                  =======================================================  ======================================================

    * Total investment returns exclude the effects of sales charges.

   ** Based on average shares outstanding.

   ++ Approximately 1.5% of the Fund's total return was attributable to proceeds received in a settlement of litigation seeking recovery of investment losses previously realized by the Fund.

      See Notes to Financial Statements.


BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2006


Financial Highlights (continued)


The following per share
data and ratios have been                  Class C                                                 Class I
derived from information
provided in the                  For the Year Ended August 31,                           For the Year Ended August 31,
financial statements.    2006      2005      2004     2003       2002        2006       2005       2004        2003     2002
Per Share Operating Performance

Net asset value,
beginning of year $   16.35  $    14.15 $    13.89 $    12.82  $    16.34 $    18.22 $    15.61 $    15.16  $    13.84 $    17.46
                  ------------------------------------------------------- -------------------------------------------------------
Investment income
(loss)--net**          (.09)      (.01)      (.17)      (.14)       (.17)        .09        .17      (.02)       (.01)      (.02)
Realized and
unrealized
gain (loss)--net        1.09       2.21        .43       1.21      (3.35)       1.21       2.44        .47        1.33     (3.60)
                  ------------------------------------------------------- -------------------------------------------------------
Total from
investment
operations              1.00       2.20        .26       1.07      (3.52)       1.30       2.61        .45        1.32     (3.62)
                  ------------------------------------------------------- -------------------------------------------------------
Less dividends
from investment
income--net            --+++         --         --         --          --      (.17)         --         --          --         --
                  ------------------------------------------------------- -------------------------------------------------------
Net asset value,
end of year       $    17.35 $    16.35 $    14.15 $    13.89  $    12.82 $    19.35  $   18.22  $   15.61   $   15.16  $   13.84
                  ======================================================= =======================================================

Total Investment Return*

Based on net
asset value
per share            6.15%++     15.55%      1.87%      8.35%    (21.54%)    7.22%++     16.72%      2.97%       9.54%   (20.73%)
                  ======================================================= =======================================================

Ratios to Average Net Assets

Expenses               1.91%      1.95%      1.94%      1.98%       1.97%       .87%       .91%       .91%        .93%       .94%
                  ======================================================= =======================================================
Investment income
(loss)--net           (.54%)     (.10%)    (1.17%)    (1.09%)     (1.11%)       .49%       .96%     (.13%)      (.04%)     (.09%)
                  ======================================================= =======================================================

Supplemental Data

Net assets, end
of year
(in thousands)    $  836,032 $  782,172 $  692,924 $  608,176  $  596,871 $1,315,683 $1,508,098 $1,396,668  $1,284,423 $1,170,884
                  ======================================================= =======================================================
Portfolio turnover    60.14%     87.68%     78.23%    108.34%      92.35%     60.14%     87.68%     78.23%     108.34%     92.35%
                  ======================================================= =======================================================

    * Total investment returns exclude the effects of sales charges. Effective December 28, 2005,
      Class I Shares are no longer subject to any front-end sales charge.

   ** Based on average shares outstanding.

   ++ Approximately 1.5% of the Fund's total return was attributable to proceeds received in a settlement of litigation seeking recovery of investment losses previously realized by the Fund.

  +++ Amount is less than $(.01) per share.

      See Notes to Financial Statements.


BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2006


Financial Highlights (concluded)
                                                                                                  Class R

                                                                                                                  For the Period
                                                                                                                    January 3,
                                                                                                                    2003++ to
The following per share data and ratios have been derived                     For the Year Ended August 31,         August 31,
from information provided in the financial statements.                      2006           2005           2004         2003
Per Share Operating Performance

       Net asset value, beginning of period                             $      16.60   $      14.28   $      13.95   $      12.13
                                                                        ------------   ------------   ------------   ------------
       Investment income (loss)--net**                                         --***            .06          (.09)          (.02)
       Realized and unrealized gain--net                                        1.10           2.26            .42           1.84
                                                                        ------------   ------------   ------------   ------------
       Total from investment operations                                         1.10           2.32            .33           1.82
                                                                        ------------   ------------   ------------   ------------
       Less dividends from investment income--net                              (.10)             --             --             --
                                                                        ------------   ------------   ------------   ------------
       Net asset value, end of period                                   $      17.60   $      16.60   $      14.28   $      13.95
                                                                        ============   ============   ============   ============

Total Investment Return

       Based on net asset value per share                                  6.70%++++         16.25%          2.37%      15.00%+++
                                                                        ============   ============   ============   ============

Ratios to Average Net Assets

       Expenses                                                                1.37%          1.41%          1.41%         1.42%*
                                                                        ============   ============   ============   ============
       Investment income (loss)--net                                        --%+++++           .39%         (.60%)        (.53%)*
                                                                        ============   ============   ============   ============

Supplemental Data

       Net assets, end of period (in thousands)                         $     34,633   $     21,066   $     10,254   $         14
                                                                        ============   ============   ============   ============
       Portfolio turnover                                                     60.14%         87.68%         78.23%        108.34%
                                                                        ============   ============   ============   ============

         * Annualized.

        ** Based on average shares outstanding.

       *** Amount is less than $.01 per share.

        ++ Commencement of operations.

      ++++ Approximately 1.5% of the Fund's total return was attributable to proceeds received in a settlement of litigation seeking recovery of investment losses previously realized by the Fund.

       +++ Aggregate total investment return.

     +++++ Amount is less than .01%.

           See Notes to Financial Statements.


BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
On September 29, 2006, Merrill Lynch Fundamental Growth Fund, Inc. was renamed BlackRock Fundamental Growth Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on material changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. As of October 2, 2006, foreign currency exchange rates will be determined at the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2006



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Recent accounting pronouncement--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48") entitled "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2006



Notes to Financial Statements (continued)


(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $994,488 has been reclassified between undistributed net investment income and accumulated net realized capital losses and $326 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of permanent differences attributable to foreign currency transactions and an over-distribution of taxable income. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average net assets of the Fund not exceeding $1 billion, .625% of average net assets of the Fund in excess of $1 billion but not exceeding $1.5 billion, .60% of net assets in excess of $1.5 billion but not exceeding $5 billion, .575% of net assets in excess of $5 billion but not exceeding $7.5 billion and .55% of net assets in excess of $7.5 billion. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                            Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class B                                         .25%               .75%
Class C                                         .25%               .75%
Class R                                         .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2006



Notes to Financial Statements (continued)


For the year ended August 31, 2006, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                                FAMD             MLPF&S

Class A                                     $ 63,974          $ 795,524
Class I                                     $  3,482          $  49,599



For the year ended August 31, 2006, MLPF&S received contingent deferred sales charges of $698,379 and $82,330 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $3,204 relating to transactions subject to front-end sales charge waivers in Class A Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of August 31, 2006, the Fund lent securities with a value of $471,027,695 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM. For the year ended August 31, 2006, MLIM, LLC received $449,956 in securities lending agent fees.

In addition, MLPF&S received $651,412 in commissions on the execution of portfolio security transactions for the Fund for the year ended August 31, 2006.

The Fund received approximately $76,400,000 in settlement of litigation seeking recovery of losses from various defendants involving previously written off investment securities. The amount is included in realized gain on investments in the Statement of Operations.

For the year ended August 31, 2006, the Fund reimbursed MLIM $112,944 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of ML & Co., is the Fund's transfer agent.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction will close on September 29, 2006.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), a wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was reorganized into BlackRock Advisors, LLC. The new advisory agreement will become effective on September 29, 2006 and the investment advisory fee is unchanged. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC, an affiliate, under which the Manager pays the Sub-Adviser for services it provides a fee equal to 74% of the management fee paid to the Manager.

In connection with the closing, the Fund's Transfer Agent will become PFPC, Inc., an affiliate of the Fund. In addition, BlackRock Distributors, Inc., an affiliate of BlackRock, Inc., will become an additional distributor. MLIM, LLC, the security lending agent, will become BlackRock Investment Management, LLC.

During the year ended August 31, 2006, certain officers and/or directors of the Fund are officers and/or directors of MLIM, FDS, PSI, MLAM U.K., FAMD, ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2006 were $2,967,204,257 and $3,698,616,043, respectively.

Transactions in call options written for the year ended August 31, 2006 were as follows:


                                           Number of           Premiums
                                           Contracts           Received

Outstanding call options written,
   beginning of year                              --                 --
Options written                                9,546     $    1,982,918
Options expired                              (9,546)        (1,982,918)
                                     ---------------    ---------------
Outstanding call options written,
   end of year                                    --                 --
                                     ===============    ===============


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $753,849,258 and $774,793,559 for the years ended August 31, 2006 and
August 31, 2005, respectively.

Transactions in capital shares for each class were as follows:



Class A Shares for the Year                                      Dollar
Ended August 31, 2006                         Shares             Amount

Shares sold                               13,955,267    $   262,397,648
Automatic conversion of shares             7,807,568        145,861,375
Shares issued to shareholders in
   reinvestment of dividends                 609,641         10,473,631
                                     ---------------    ---------------
Total issued                              22,372,476        418,732,654
Shares redeemed                         (28,628,662)      (538,229,658)
                                     ---------------    ---------------
Net decrease                             (6,256,186)    $ (119,497,004)
                                     ===============    ===============



Class A Shares for the Year                                      Dollar
Ended August 31, 2005                         Shares             Amount

Shares sold                               16,184,766    $   271,957,651
Automatic conversion of shares             7,528,380        127,252,940
                                     ---------------    ---------------
Total issued                              23,713,146        399,210,591
Shares redeemed                         (34,848,778)      (588,888,158)
                                     ---------------    ---------------
Net decrease                            (11,135,632)    $ (189,677,567)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended August 31, 2006                         Shares             Amount

Shares sold                                7,628,651    $   131,149,007
                                     ---------------    ---------------
Automatic conversion of shares           (8,521,893)      (145,861,375)
Shares redeemed                         (20,587,617)      (353,872,926)
                                     ---------------    ---------------
Total redeemed                          (29,109,510)      (499,734,301)
                                     ---------------    ---------------
Net decrease                            (21,480,859)    $ (368,585,294)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended August 31, 2005                         Shares             Amount

Shares sold                               11,204,965    $   172,917,581
                                     ---------------    ---------------
Automatic conversion of shares           (8,207,396)      (127,252,940)
Shares redeemed                         (32,306,774)      (499,319,170)
                                     ---------------    ---------------
Total redeemed                          (40,514,170)      (626,572,110)
                                     ---------------    ---------------
Net decrease                            (29,309,205)    $ (453,654,529)
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended August 31, 2006                         Shares             Amount

Shares sold                               11,895,857    $   205,984,627
Shares issued to shareholders in
   reinvestment of dividends                  12,464            197,936
                                     ---------------    ---------------
Total issued                              11,908,321        206,182,563
Shares redeemed                         (11,558,786)      (200,032,860)
                                     ---------------    ---------------
Net increase                                 349,535    $     6,149,703
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended August 31, 2005                         Shares             Amount

Shares sold                               14,049,842    $   217,937,491
Shares redeemed                         (15,180,014)      (235,799,878)
                                     ---------------    ---------------
Net decrease                             (1,130,172)    $  (17,862,387)
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended August 31, 2006                         Shares             Amount

Shares sold                               14,744,236    $   284,460,127
Shares issued to shareholders in
   reinvestment of dividends                 688,158         12,077,182
                                     ---------------    ---------------
Total issued                              15,432,394        296,537,309
Shares redeemed                         (30,224,344)      (580,764,592)
                                     ---------------    ---------------
Net decrease                            (14,791,950)    $ (284,227,283)
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended August 31, 2005                         Shares             Amount

Shares sold                               21,213,921    $   359,847,700
Shares redeemed                         (27,940,399)      (482,078,390)
                                     ---------------    ---------------
Net decrease                             (6,726,478)    $ (122,230,690)
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended August 31, 2006                         Shares             Amount

Shares sold                                1,183,794    $    20,752,937
Shares issued to shareholders in
   reinvestment of dividends                   8,090            129,598
                                     ---------------    ---------------
Total issued                               1,191,884         20,882,535
Shares redeemed                            (493,107)        (8,571,915)
                                     ---------------    ---------------
Net increase                                 698,777    $    12,310,620
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended August 31, 2005                         Shares             Amount

Shares sold                                  953,895    $    15,021,287
Shares redeemed                            (402,314)        (6,389,673)
                                     ---------------    ---------------
Net increase                                 551,581    $     8,631,614
                                     ===============    ===============


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended August 31, 2006.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2006



Notes to Financial Statements (concluded)


6. Commitments:
At August 31, 2006, the Fund had entered into foreign exchange contracts, under which it had agreed to sell various foreign currencies with an approximate value of $47,382,000.


7. Distribution to Shareholders:
The tax character of distributions paid during the fiscal years ended August 31, 2006 and August 31, 2005 was as follows:


                                           8/31/2006          8/31/2005

Distributions paid from:
   Ordinary income                   $    24,939,693    $            --
                                     ---------------    ---------------
Total taxable distributions          $    24,939,693    $            --
                                     ===============    ===============



As of August 31, 2006, the components of accumulated losses on a tax basis were as follows:



Undistributed ordinary income--net                     $             --
Undistributed long-term capital gains--net                           --
                                                       ----------------
Total undistributed earnings--net                                    --
Capital loss carryforward                              (1,912,734,698)*
Unrealized gains--net                                     643,842,312**
                                                       ----------------
Total accumulated losses--net                          $(1,268,892,386)
                                                       ================


 * On August 31, 2006, the Fund had a net capital loss carryforward of $1,912,734,698, of which $14,506,158 expires in 2009,
   $529,772,863 expires in 2010, $1,300,237,466 expires in 2011 and $68,218,211 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and the deferral of post-October currency losses for tax purposes.


8. Share Class Redesignation:
Effective October 2, 2006, Class A, Class B, Class C and
Class I Shares will be redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R
Shares will remain Class R Shares.



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of BlackRock Fundamental Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Fundamental Growth Fund, Inc. (formerly Merrill Lynch Fundamental Growth Fund, Inc.) as of August 31, 2006, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements of the Fund for the year ended August 31, 2005 and the financial highlights for each of the four years in the period ended August 31, 2005 were audited by other auditors whose report, dated October 17, 2005, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Fundamental Growth Fund, Inc. as of August 31, 2006, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey

October 19, 2006



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2006



Disclosure of New Investment Advisory Agreement


New BlackRock Investment Advisory Agreement--Matters Considered by the Board

In connection with the combination of Merrill Lynch's investment advisory business, including Merrill Lynch Investment Managers, L.P. (the "Previous Investment Adviser"), with that of BlackRock, Inc. ("BlackRock") to create a new independent company ("New BlackRock") (the "Transaction"), the Fund's Board of Directors considered and approved a new investment advisory agreement (the "BlackRock Investment Advisory Agreement") between the Fund and BlackRock Advisors, LLC ("BlackRock Advisors"). The Fund's shareholders subsequently approved the BlackRock Investment Advisory Agreement and it became effective on September 29, 2006, replacing the investment advisory agreement with the Previous Investment Adviser (the "Previous Investment Advisory Agreement").

The Board discussed the BlackRock Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the BlackRock Investment Advisory Agreement at an in-person meeting held on May 9, 2006.

To assist the Board in its consideration of the BlackRock Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the BlackRock Investment Advisory Agreement. The additional information was provided in advance of the May 9, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Previous Investment Adviser, and of its affiliates, to be transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the BlackRock Investment Advisory Agreement.

In connection with the Board's review of the BlackRock Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

* that there was not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm would enhance its ability to attract and retain talented professionals;

* that the Fund was expected to benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock had no present intention to alter any applicable expense waivers or reimbursements that were currently in effect and, while it reserved the right to do so in the future, it would seek the approval of the Board before making any changes;

* that BlackRock and Merrill Lynch would enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers would continue to offer the Fund as an investment product;

* that BlackRock Advisors would have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as was currently being provided to the Previous Investment Adviser and that other arrangements between the Previous Investment Adviser and Merrill Lynch sales channels would be preserved;



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2006



Disclosure of New Investment Advisory Agreement (continued)


* that the Fund would have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

* that in connection with the Transaction, Merrill Lynch and BlackRock had agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Previous Investment Adviser (or affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters being considered that was different from that of Fund shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the potential for expanding distribution of Fund shares through improved access to third party distribution;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

*  the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the BlackRock Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees would not increase by virtue of the BlackRock Investment Advisory Agreement, but would remain the same;

* that in February 2006, the Board had performed a full annual review of the Previous Investment Advisory Agreement, as required by the 1940 Act, and had determined that the Previous Investment Adviser had the capabilities, resources and personnel necessary to provide the advisory and administrative services that were then being provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, had represented reasonable compensation to the Previous Investment Adviser in light of the services provided, the costs to the Previous Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper, Inc. ["Lipper"]), and such other matters as the directors had considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch had agreed to pay all expenses of the Fund in connection with the Board's consideration of the BlackRock Investment Advisory Agreement and related agreements and all costs of shareholder approval of the BlackRock Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the BlackRock Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the BlackRock Investment Advisory Agreement, the Board assessed the nature, quality and scope of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the BlackRock Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2006



In the period prior to the Board meetings to consider renewal of the Previous Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Previous Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (c) information on the profitability to the Previous Investment Adviser of the Previous Investment Advisory Agreement and other payments received by the Previous Investment Adviser and its affiliates from the Fund; and (d) information provided by the Previous Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Previous Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the directors considered information received in connection with their most recent approval of the continuance of the Previous Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the BlackRock Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling. The directors, including a majority of the independent directors, concluded that the terms of the BlackRock Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the BlackRock Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided--The Board reviewed the nature, quality and extent of services provided by the Previous Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Previous Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Previous Investment Adviser and the Fund received services as part of the Merrill Lynch complex. The Board compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the investment and other practices of the Fund.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the BlackRock Investment Advisory Agreement were expected to be as good as or better than that provided under the Previous Investment Advisory Agreement. The directors were advised that BlackRock Advisors did not plan to change the Fund's portfolio management team upon the closing of the transaction. It was noted, however, that other changes in personnel were expected to follow the Transaction and the combination of the operations of the Previous Investment Adviser and its affiliates with those of BlackRock. The directors noted that if portfolio managers or other personnel were to cease to be available prior to the closing of the Transaction, the Board would consider all available options, including seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, quality and extent of the services to be provided to the Fund under the BlackRock Investment Advisory Agreement.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2006



Disclosure of New Investment Advisory Agreement (concluded)


Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Previous Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the BlackRock Investment Advisory Agreement is substantially similar to the Previous Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers or after any expense caps or expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund and noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis.

Fees and Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the BlackRock Investment Advisory Agreement is substantially similar to the Previous Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under the Previous Investment Advisory Agreement. The directors concluded that because the rates for advisory fees for the Fund would be no higher than the fee rates in effect at the time, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2006



Fall-Out Benefits--The directors considered whether the Fund would generate any fall-out benefits to BlackRock Advisors. Fall-out benefits are indirect profits from other activities that accrue to the adviser or its affiliates solely because of the existence of the Fund. In evaluating the fall-out benefits to be received by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the directors considered whether BlackRock Advisors would experience such benefits to the same extent that the Previous Investment Adviser was experiencing such benefits under the Previous Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval of the continuance of the Previous Investment Advisory Agreement, and their discussions with management of the Previous Investment Adviser and BlackRock, the directors determined that BlackRock Advisors' fall-out benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and to obtain research services using the Fund's portfolio transaction brokerage commissions. The directors noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance--The directors considered investment performance for the Fund. The directors compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. The directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the BlackRock Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the BlackRock Investment Advisory Agreement was in the best interests of the shareholders. In approving the BlackRock Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


New BlackRock Sub-Advisory Agreement--Matters Considered by the Board

At an in-person meeting held on August 22 - 23, 2006, the Board of Directors, including the independent directors, discussed and approved the sub-advisory agreement (the "BlackRock Sub-Advisory Agreement") between BlackRock Advisors and its affiliate, BlackRock Investment Management, LLC (the "Sub-Adviser"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the BlackRock Investment Advisory Agreement became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 74% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, the Board reviewed its considerations in connection with its approval of the BlackRock Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the BlackRock Investment Advisory Agreement, and came to the same conclusions. In reviewing the sub-advisory fee rate provided in the BlackRock Sub-Advisory Agreement, the Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. BlackRock Advisors remains responsible for oversight of the Fund's operations and administration, and the Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio under the BlackRock Sub-Advisory Agreement. The Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the BlackRock Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 74% of the advisory fee paid by the Fund to BlackRock Advisors.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of shareholders.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2006


Officers and Directors
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Director       Director
Interested Director


Robert C. Doll, Jr.*    President    2005 to  Vice Chairman and Director of BlackRock, and     129 Funds      None
P.O. Box 9011           and          present  Global Chief Investment Officer for Equities,    174 Portfolios
Princeton,              Director              Chairman of the BlackRock Private Client
NJ 08543-9011                                 Operating Committee, and member of the
Age: 52                                       BlackRock Executive Committee since 2006;
                                              President of the Funds advised by Merrill Lynch
                                              Investment Managers ("MLIM") and its affiliates
                                              ("MLIM/FAM-advised funds") from 2005 to
                                              2006 and Chief Investment Officer thereof from
                                              2001 to 2006; President of MLIM and Fund
                                              Asset Management, L.P. ("FAM") from 2001
                                              to 2006; Co-Head (Americas Region) thereof
                                              from 2000 to 2001 and Senior Vice President
                                              from 1999 to 2001; President and Director
                                              of Princeton Services, Inc. ("Princeton
                                              Services") since 2001; President of Princeton
                                              Administrators, L.P. ("Princeton Administrators")
                                              from 2001 to 2006; Chief Investment Officer
                                              of OppenheimerFunds, Inc. in 1999 and
                                              Executive Vice President thereof from 1991
                                              to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock acts as investment adviser.
   Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his current and former positions with BlackRock, Inc.
   and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.



Independent Directors*


James H. Bodurtha**     Director     2002 to  Director, The China Business Group, Inc. since   39 Funds       None
P.O. Box 9095                        present  1996 and Executive Vice President thereof from   59 Portfolios
Princeton,                                    1996 to 2003; Chairman of the Board, Berkshire
NJ 08543-9095                                 Holding Corporation since 1980; Partner, Squire,
Age: 62                                       Sanders & Dempsey from 1980 to 1993.


Kenneth A. Froot        Director     2005 to  Professor, Harvard University since 1992;        39 Funds       None
P.O. Box 9095                        present  Professor, Massachusetts Institute of Technology 59 Portfolios
Princeton,                                    from 1986 to 1992.
NJ 08543-9095
Age: 49


BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2006


Officers and Directors (continued)
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Director       Director
Independent Directors* (continued)


Joe Grills**            Director     1994 to  Member of the Committee of Investment of         39 Funds       Kimco Realty
P.O. Box 9095                        present  Employee Benefit Assets of the Association of    59 Portfolios  Corporation
Princeton,                                    Financial Professionals ("CIEBA") since 1986;
NJ 08543-9095                                 Member of CIEBA's Executive Committee since
Age: 71                                       1988 and its Chairman from 1991 to 1992;
                                              Assistant Treasurer of International Business
                                              Machines Corporation ("IBM") and Chief
                                              Investment Officer of IBM Retirement Funds from
                                              1986 to 1993; Member of the Investment Advisory
                                              Committee of the State of New York Common
                                              Retirement Fund since 1989; Member of the
                                              Investment Advisory Committee of the Howard
                                              Hughes Medical Institute from 1997 to 2000;
                                              Director, Duke University Management Company
                                              from 1992 to 2004, Vice Chairman thereof from
                                              1998 to 2004, and Director Emeritus thereof since
                                              2004; Director, LaSalle Street Fund from 1995 to
                                              2001; Director, Kimco Realty Corporation since 1997;
                                              Member of the Investment Advisory Committee of
                                              the Virginia Retirement System since 1998, Vice
                                              Chairman thereof from 2002 to 2005, and Chairman
                                              thereof since 2005; Director, Montpelier Foundation
                                              since 1998 and its Vice Chairman since 2000,
                                              Member of the Investment Committee of the
                                              Woodberry Forest School since 2000; Member of
                                              the Investment Committee of the National Trust for
                                              Historic Preservation since 2000.


Herbert I. London       Director     2002 to  Chairman of the Board of Directors of Vigilant   39 Funds       None
P.O. Box 9095                        present  Research, Inc. since 2006; Member of the Board   59 Portfolios
Princeton,                                    of Directors for Grantham University since 2006;
NJ 08543-9095                                 Director of AIMS since 2006; Director of Reflex
Age: 67                                       Security since 2006; Director of InnoCentive, Inc.
                                              since 2006; Director of Cerego, LLC since 2005;
                                              Professor Emeritus, New York University since 2005;
                                              John M. Olin Professor of Humanities, New York
                                              University from 1993 to 2005; and Professor thereof
                                              from 1980 to 2005; President, Hudson Institute since
                                              1997 and Trustee thereof since 1980; Dean, Gallatin
                                              Division of New York University from 1976 to 1993;
                                              Distinguished Fellow, Herman Kahn Chair, Hudson
                                              Institute from 1984 to 1985; Director, Damon Corp.
                                              from 1991 to 1995; Overseer, Center for Naval
                                              Analyses from 1983 to 1993.


Roberta Cooper Ramo     Director     2002 to  Shareholder, Modrall, Sperling, Roehl, Harris &  39 Funds       None
P.O. Box 9095                        present  Sisk, P.A. since 1993; President, American Bar   59 Portfolios
Princeton,                                    Association from 1995 to 1996 and Member of
NJ 08543-9095                                 the Board of Governors thereof from 1994 to 1997;
Age: 64                                       Shareholder, Poole, Kelly and Ramo, Attorneys at
                                              Law P.C. from 1977 to 1993; Director of ECMC
                                              Group (service provider to students, schools and
                                              lenders) since 2001; Director, United New Mexico
                                              Bank (now Wells Fargo) from 1983 to 1988; Director,
                                              First National Bank of New Mexico (now Wells
                                              Fargo) from 1975 to 1976; Vice President, American
                                              Law Institute since 2004.


BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2006


Officers and Directors (concluded)
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Director       Director
Independent Directors* (concluded)


Robert S. Salomon, Jr.  Director     1996 to  Principal of STI Management (investment          39 Funds       None
P.O. Box 9095                        present  adviser) from 1994 to 2005; Chairman and CEO     59 Portfolios
Princeton,                                    of Salomon Brothers Asset Management Inc. from
NJ 08543-9095                                 1992 to 1995; Chairman of Salomon Brothers
Age: 69                                       Equity Mutual Funds from 1992 to 1995; regular
                                              columnist with Forbes Magazine from 1992 to
                                              2002; Director of Stock Research and U.S. Equity
                                              Strategist at Salomon Brothers Inc. from 1975 to
                                              1991; Trustee, Commonfund from 1980 to 2001.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Co-Chairman of the Board of Directors and the Audit Committee.



                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1993 to  Managing Director of BlackRock since 2006; Managing Director of MLIM and FAM
P.O. Box 9011           President    present  from 2005 to 2006 and Treasurer thereof from 1999 to 2006; First Vice President of
Princeton,              and          and      MLIM and FAM from 1997 to 2005; Senior Vice President and Treasurer of Princeton
NJ 08543-9011           Treasurer    1999 to  Services from 1999 to 2006 and Director from 2004 to 2006; Vice President of FAM
Age: 46                              present  Distributors, Inc. ("FAMD") from 1999 to 2006 and Director from 2004 to 2006; Vice
                                              President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from
                                              1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds from 2004 to 2006.


Thomas E. Burke         Vice         2006 to  Director of BlackRock since 2006; Director of MLIM from 1998 to 2006.
P.O. Box 9011           President    present
Princeton,
NJ 08543-9011
Age: 48


Jeffrey Hiller          Fund Chief   2004 to  Managing Director of BlackRock and Fund Chief Compliance Officer since 2006; Chief
P.O. Box 9011           Compliance   present  Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief
Princeton,              Officer               Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief Compliance
NJ 08543-9011                                 Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
Age: 55                                       Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                              Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                              Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange
                                              Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to  Director of BlackRock since 2006; Director (Legal Advisory) of MLIM from 2002 to
P.O. Box 9011                        present  2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM
Princeton,                                    from 1997 to 2006; Secretary of MLIM, FAM, FAMD and Princeton Services from
NJ 08543-9011                                 2004 to 2006.
Age: 46


 * Officers of the Fund serve at the pleasure of the Board of Directors.

Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.


Custodian
JPMorgan Chase Bank, N.A.
3 Chase MetroTech Center
Brooklyn, NY 11245


Transfer Agent
Pre Transaction (Until September 29, 2006)
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville FL 32246-6484


Post Transaction (After September 29, 2006)
PFPC Inc.
Wilmington, DE 19809



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2006



BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Log into your account


BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                         AUGUST 31, 2006


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Robert S. Salomon, Jr., and (3) Stephen B. Swensrud (retired as of December 31, 2005).

Item 4 -   Principal Accountant Fees and Services

           Note: The Fund changed auditors effective August, 28, 2006. Prior to that date, Ernst & Young LLP provided services as the Fund's independent registered public accountant.

           (a) Audit Fees -       Fiscal Year Ending August 31, 2006 - $40,500
                                  Fiscal Year Ending August 31, 2005 - $43,000

           (b) Audit-Related Fees -
                                  Fiscal Year Ending August 31, 2006 - $0
                                  Fiscal Year Ending August 31, 2005 - $0

           (c) Tax Fees -         Fiscal Year Ending August 31, 2006 - $6,561
                                  Fiscal Year Ending August 31, 2005 - $5,700

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -   Fiscal Year Ending August 31, 2006 - $0
                                  Fiscal Year Ending August 31, 2005 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending August 31, 2006 - $3,098,500
               Fiscal Year Ending August 31, 2005 - $7,377,027

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Fundamental Growth Fund, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Fundamental Growth Fund, Inc.


Date: October 19, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Fundamental Growth Fund, Inc.


Date: October 19, 2006


By:    /s/ Donald C. Burke
       -----------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Fundamental Growth Fund, Inc.


Date: October 19, 2006